Exhibit 99.2

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

The following unaudited pro forma condensed consolidated financial information was derived from the application of pro forma adjustments to the consolidated financial statements of Newcastle Investment Corp. and its subsidiaries (collectively, “Newcastle”). These unaudited pro forma condensed consolidated financial statements should be read in conjunction with the related notes to these financial statements and with Newcastle’s historical consolidated financial statements and the related notes included in Newcastle’s previous filings with the Securities and Exchange Commission.

The unaudited pro forma information set forth below reflects the historical information of Newcastle, as adjusted to give effect to the following transaction:

•

A spin-off in which Newcastle would separate certain of its investments from the rest of its assets by distributing shares of common stock of New Residential Investment Corp. (“New Residential”), which is currently a wholly-owned subsidiary of Newcastle.

The unaudited pro forma condensed consolidated statements of operations give effect to the spin-off of New Residential as if the spin-off had occurred on January 1, 2012 based on New Residential’s historical consolidated statement of operations. The unaudited pro forma condensed consolidated balance sheet assumes that the spin-off of New Residential occurred on March 31, 2013.

In the opinion of management, all adjustments necessary to reflect the effects of the potential transaction described above have been included and are based upon available information and assumptions that Newcastle believes are reasonable.

Further, the historical financial information presented herein has been adjusted to give pro forma effect to events that Newcastle believes are factually supportable and which are expected to have a continuing impact on Newcastle’s results. However, such adjustments are estimates and may not prove to be accurate. Information regarding these adjustments is subject to risks and uncertainties that could cause actual results to differ materially from those anticipated.

These unaudited pro forma condensed consolidated financial statements are provided for information purposes only. The unaudited pro forma condensed consolidated statements of operations and the unaudited pro forma condensed consolidated balance sheet do not purport to represent what Newcastle’s results of operations would have been had such transactions been consummated on the dates indicated, nor do they represent the financial position or results of operations of either Newcastle or New Residential for any future date or period.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

At March 31, 2013

	Newcastle Consolidated Historical (A)	Pro Forma Adjustments New Residential		Newcastle Consolidated Pro Forma
Assets
Real estate securities, available-for-sale	$2,495,473	$(1,598,868	)(B)	$896,605
Real estate related loans, held-for-sale, net	851,525	—		851,525
Residential mortgage loans, held-for-investment, net	317,708	(35,484	)(C)	282,224
Residential mortgage loans, held-for-sale, net	2,380	—		2,380
Investments in excess mortgage servicing rights at fair value	236,555	(236,555	)(C)	—
Investments in equity method investees at fair value	102,588	(102,588	)(C)	—
Subprime mortgage loans subject to call option	406,115	—		406,115
Investments in real estate, net of accumulated depreciation	168,515	—		168,515
Intangibles, net of accumulated amortization	16,218	—		16,218
Other investments	24,907	—		24,907
Cash and cash equivalents	534,772	(429,553	)(D)	105,219	(H)
Restricted cash	11,494	—		11,494
Derivative assets	176	—		176
Receivables and other assets	27,577	(450	)(C)	27,127

	$5,196,003	$(2,403,498)		$2,792,505

Liabilities and Stockholders’ Equity
Liabilities
CDO bonds payable	$1,015,560	$—		$1,015,560
Other bonds and notes payable	173,723	—		173,723
Repurchase agreements	1,473,586	(1,182,212	)(E)	291,374
Mortgage notes payable	120,525	—		120,525
Financing of subprime mortgage loans subject to call option	406,115	—		406,115
Junior subordinated notes payable	51,242	—		51,242
Derivative liabilities	26,612	—		26,612
Dividends payable	56,596	—		56,596
Due to affiliates	4,611	(938	)(F)	3,673
Purchase price payable on investments in excess mortgage servicing rights	59	(59	)(C)	—
Accrued expenses and other liabilities	17,875	(2,780	)(C)	15,095

	$3,346,504	$(1,185,989)		$2,160,515

Stockholders’ Equity
Preferred stock	$61,583	$—		$61,583
Common stock	2,530	—		2,530
Additional paid-in capital	2,472,931	—		2,472,931
Accumulated deficit	(790,143)	(1,185,800	)(G)	(1,975,943)
Accumulated other comprehensive income (loss)	102,598	(31,709	)(C)	70,889

	$1,849,499	$(1,217,509)		$631,990

	$5,196,003	$(2,403,498)		$2,792,505

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

(A)	Represents Newcastle’s historical consolidated balance sheet at March 31, 2013.
(B)	Represents the fair value of New Residential’s real estate securities at March 31, 2013 adjusted to include securities owned by Newcastle at March 31, 2013 and contributed by Newcastle to New Residential subsequent to March 31, 2013.
(C)	Represents New Residential’s assets, liabilities and accumulated other comprehensive income at March 31, 2013.
(D)	Represents New Residential’s cash and cash equivalents at May 15, 2013 and the cash used to purchase a consumer loan portfolio, which was a part of New Residential’s initial holdings, subsequent to March 31, 2013.
(E)	Represents New Residential’s repurchase agreements at March 31, 2013 adjusted for the additional repurchase agreements to finance the real estate securities described in (B) above.
(F)	Represents a reduction of Newcastle’s due to affiliates for the allocation of one month of accrued and unpaid management fees from Newcastle to New Residential.
(G)	Represents the distribution of New Residential common stock to Newcastle shareholders.
(H)	Represents Newcastle’s cash and cash equivalents at March 31, 2013 adjusted to subtract New Residential’s cash and cash equivalents at May 15, 2013 and the cash used to purchase a consumer loan portfolio, which was a part of New Residential’s initial holdings, subsequent to March 31, 2013.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

Three Months Ended March 31, 2013

	Newcastle Consolidated Historical (A)	Pro Forma Adjustments New Residential (B)	Newcastle Consolidated Pro Forma
Interest income	$71,367	$(16,191)	$55,176
Interest expense	22,710	(899)	21,811

Net interest income	48,657	(15,292)	33,365

Impairment/(Reversal)
Valuation allowance (reversal) on loans	2,234	—	2,234
Other-than-temporary impairment on securities	422	—	422
Portion of other-than-temporary impairment on securities recognized in other comprehensive income (loss), net of the reversal of other comprehensive loss into net income (loss)	117	—	117

	2,773	—	2,773

Net interest income after impairment/reversal	45,884	(15,292)	30,592
Other Revenues
Rental income	12,887	—	12,887
Care and ancillary income	613	—	613

Total other revenues	13,500	—	13,500

Other Income (Loss)
Gain (loss) on settlement of investments, net	(3)	—	(3)
Gain on extinguishment of debt	1,206	—	1,206
Change in fair value of investments in excess mortgage servicing rights	1,858	(1,858)	—
Change in fair value of investments in equity method investees	969	(969)	—
Other income (loss), net	4,567	—	4,567

	8,597	(2,827)	5,770

Expenses
Loan and security servicing expense	1,034	—	1,034
Property operating expenses	8,363	—	8,363
General and administrative expense	6,911	(2,719)	4,192
Management fee to affiliate	9,565	(2,325)	7,240
Depreciation and amortization	4,079	—	4,079

	29,952	(5,044)	24,908

Income from continuing operations	38,029	(13,075)	24,954
Preferred dividends	(1,395)	—	(1,395)

Income from continuing operations after preferred dividends	$36,634	$(13,075)	$23,559

Income from continuing operations per share of common stock, after preferred dividends
Basic	$0.16		$0.10

Diluted	$0.15		$0.10	(C)

Weighted Average Number of Shares of Common Stock Outstanding
Basic	235,136,756		235,136,756

Diluted	240,079,144		240,079,144	(C)

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

12 Months Ended December 31, 2012

	Newcastle Consolidated Historical (A)	Pro Forma Adjustments New Residential (B)	Newcastle Consolidated Pro Forma
Interest income	$310,459	$(33,759)	$276,700
Interest expense	109,924	(704)	109,220

Net interest income	200,535	(33,055)	167,480

Impairment/(Reversal)
Valuation allowance (reversal) on loans	(24,587)	—	(24,587)
Other-than-temporary impairment on securities	19,359	—	19,359
Portion of other-than-temporary impairment on securities recognized in other comprehensive income (loss), net of the reversal of other comprehensive loss into net income (loss)	(436)	—	(436)

	(5,664)	—	(5,664)

Net interest income after impairment/reversal	206,199	(33,055)	173,144
Other Revenues
Rental income	17,081	—	17,081
Care and ancillary income	2,994	—	2,994

Total other revenues	20,075	—	20,075

Other Income (Loss)
Gain (loss) on settlement of investments, net	232,897	—	232,897
Gain on extinguishment of debt	24,085	—	24,085
Change in fair value of investments in excess mortgage servicing rights	9,023	(9,023)	—
Other income (loss), net	13,712	(8,400)	5,312

	279,717	(17,423)	262,294

Expenses
Loan and security servicing expense	4,260	—	4,260
Property operating expenses	12,943	—	12,943
General and administrative expense	22,942	(5,878)	17,064
Management fee to affiliate	24,693	(3,353)	21,340
Depreciation and amortization	6,975	—	6,975

	71,813	(9,231)	62,582

Income from continuing operations	434,178	(41,247)	392,931
Preferred dividends	(5,580)	—	(5,580)

Income from continuing operations after preferred dividends	$428,598	$(41,247)	$387,351

Income from continuing operations per share of common stock, after preferred dividends
Basic	$2.97		$2.69

Diluted	$2.94		$2.66	(C)

Weighted Average Number of Shares of Common Stock Outstanding
Basic	144,146,370		144,146,370

Diluted	145,766,413		145,766,413	(C)

NOTES TO UNAUDITED PRO FORMA CONDENSED

CONSOLIDATED STATEMENT OF OPERATIONS

(A)	Represents Newcastle’s historical consolidated statement of operations for the three months ended March 31, 2013 and the year ended December 31, 2012.
(B)	Represents New Residential’s historical consolidated statement of operations for the three months ended March 31, 2013 and the year ended December 31, 2012.
(C)	Does not include potential additional diluted shares as a result of changes to outstanding Newcastle options from the spin-off. The number of additional diluted shares will depend on various factors, including the share prices of Newcastle and New Residential subsequent to the spin-off.